Acquisitions	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Acquisitions
Travel Channel – On December 15, 2009 we acquired a 65% controlling interest in the Travel Channel (the “Travel Channel Acquisition”). The transaction was structured as a leveraged joint venture between SNI and Cox TMI, Inc., a wholly owned subsidiary of Cox Communications, Inc. (“Cox”). Pursuant to the terms of the transaction, Cox contributed the Travel Channel, valued at $975 million, and SNI contributed $181 million in cash to a newly created partnership. The partnership also completed a private placement of $885 million aggregate principal amount of notes (“Senior Notes”) that were guaranteed by SNI. Cox agreed to indemnify SNI for payments made in respect of SNI’s guarantee. (See Note 15—Long-Term Debt for additional details). Proceeds from the issuance of the Senior Notes totaling $877.5 million were distributed to Cox. In connection with the transaction, SNI received a 65% controlling interest in Travel Channel and Cox retained a 35% noncontrolling interest in the business. The transaction provided a unique opportunity to meaningfully expand SNI’s portfolio into a lifestyle category that is highly desirable to media consumers, advertisers and programming distributors. As part of the transaction, the partnership incurred financing and transaction related costs of approximately $22.3 million. Approximately $10.2 million of these costs are included in the caption other costs and expenses and $12.1 million are included in the caption Travel Channel financing costs in our consolidated and combined statement of operations for the year ended December 31, 2009. Debt issuance costs of $6.1 million were incurred in connection with the issuance of the Senior Notes and were capitalized in the caption other assets in our consolidated balance sheet.
The following table summarizes the fair values of the Travel Channel assets acquired and liabilities assumed recognized at the closing date, as well as the fair value at the closing date of the noncontrolling interest. The allocation of the purchase price reflects final values assigned which may differ from preliminary values reported in the financial statements for prior periods.

(in thousands)	2009
Travel Channel
Accounts receivable	$53,135
Other current assets	438
Programs and program licenses	75,250
Property and equipment	12,151
Amortizable intangible assets	612,278
Other assets	117
Current liabilities	(18,465)
Other long-term obligations	(2,193)

Total identifiable net assets	732,711
Goodwill	242,289

Fair value of Travel Channel net assets	975,000
Noncontrolling interest	(97,500)

Total consideration distributed to Cox	$877,500

The goodwill of $242.3 million arising from the Travel Channel Acquisition consists largely of the synergies and economies of scale expected from operating the Travel Channel as part of SNI. All of the goodwill was assigned to SNI’s Lifestyle Media segment. Although the Travel Channel Acquisition did not result in a step up of the tax basis of Travel Channel’s assets, through special partnership allocations, we will receive tax deductions generally equivalent in amount to the deductions that would have resulted from a step up in tax basis.
We determine deferred taxes with regard to investments in partnerships based on the difference between the outside tax basis and the investment account balance. At the time of this transaction there was no outside basis difference and, therefore, no corresponding deferred tax asset or liability was recognized as an adjustment to the aggregate fair value of the Travel Channel net assets.
The following table presents the amounts of Travel’s revenue and earnings included in SNI’s consolidated and combined statement of operations for the year ended December 31, 2009, and the revenue and income from continuing operations of the combined entity had the acquisition date been January 1, 2009. These pro forma results include adjustments for interest expense that would have been incurred to finance the transaction and reflect purchase accounting adjustments for additional amortization expense on acquired intangible assets. The pro forma results exclude the $22.3 million of financing and other transaction related costs that were expensed in conjunction with the transaction. The pro forma information is not necessarily indicative of the results that would have occurred had the acquisition been completed at January 1, 2009.

(in thousands)	Revenue	Income (loss) from continuing operations attributable to SNI	Earnings per SNI common shareholders
Actual from 12/15/2009 - 12/31/2009	$11,481	$(4,450)
Supplemental pro forma 1/1/2009 -12/31/2009 (unaudited)	1,584,199	271,355	$1.64

FLN – In January of 2010, we acquired the remaining 6% residual interest in FLN for cash consideration of $14.4 million. In the third quarter of 2008, we had previously acquired a 4% interest in FLN for cash consideration of $9.0 million.